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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 2003


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                      1-12814                 34-1453189
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


        1925 ENTERPRISE PARKWAY
        TWINSBURG, OHIO                                    44087
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished with this Report:

         99.1 Press release of Cole National Corporation, dated September 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On September 17, 2003, Cole National Corporation (the "Company") issued a press release, announcing that Cole Managed Vision ("CMV") and Aetna have reached a four-year extension to their current agreement for CMV to continue to provide vision care services to Aetna's 13 million members across the country. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COLE NATIONAL CORPORATION

                         By:/s/ Ann M. Holt
                            ---------------------------------------------------
                             Name:   Ann M. Holt
                             Title:  Sr. Vice President and Corporate Controller



Date:  September 17, 2003





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                                  EXHIBIT INDEX
                                  -------------

           EXHIBIT
           NUMBER             DESCRIPTION
           -------            -----------
            99.1              Press release of Cole National Corporation, dated
                              September 17, 2003.











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